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                                ING FUNDS TRUST
                         ING Classic Money Market Fund

                       Supplement Dated November 19, 2004
            to the Class A, Class B, Class C and Class M Prospectus
                              Dated August 1, 2004

Effective immediately, footnote (3) to the "What You Pay To Invest" table on page 19 of the Prospectus is hereby deleted and replaced with the following:

      (3) ING Funds Distributor, LLC has agreed to waive 0.10% of the Distribution Fee for Class A shares of ING National Tax-Exempt Bond, ING Intermediate Bond and ING High Yield Bond Funds, and up to 0.40% for Class A shares of ING Classic Money Market Fund. The fee waivers will continue through at least March 31, 2005.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE